UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐ Soliciting Material Pursuant to §240.14a-12
CELEBRATE EXPRESS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice Of Annual Meeting Of Shareholders
To Be Held October 20, 2005
TO THE SHAREHOLDERS OF CELEBRATE EXPRESS, INC.:
      The Annual Meeting of Shareholders of Celebrate Express, Inc. (the “Company”) will be held on October 20, 2005 at 10:00 a.m. local time at Celebrate Express, Inc. located at 11220 120th Ave NE, Kirkland, Washington, for the following purposes, as more fully described in the accompanying Proxy Statement.
      1. To elect two Class I directors to hold office until the 2008 annual meeting of shareholders and one Class II director to hold office until the 2006 annual meeting of shareholders.
      2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2006.
      3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
      Only shareholders of record at the close of business on August 26, 2005 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Darin L. White
Secretary
Kirkland, Washington
September 2, 2005
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

PROXY STATEMENT
2005 ANNUAL MEETING OF SHAREHOLDERS
BOARD OF DIRECTORS
NOMINEES AND CONTINUING DIRECTORS
DIRECTOR NOMINATION
DIRECTOR COMPENSATION
BOARD MEETINGS AND COMMITTEES
COMMUNICATIONS WITH DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF ETHICS
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION REPORT OF THE COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Celebrate Express, Inc.
11220 – 120th Avenue N.E.
Kirkland, Washington 98033
(425) 250-1061

PROXY STATEMENT

2005 ANNUAL MEETING OF SHAREHOLDERS
      Celebrate Express, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2005 Annual Meeting of Shareholders to be held on October 20, 2005, at 10:00 a.m. local time, at Celebrate Express, Inc. located at 11220 120th Ave NE, Kirkland, Washington, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to shareholders on or about September 8, 2005.
      Only holders of the Company’s common stock as of the close of business on August 26, 2005 (the “Record Date”) are entitled to vote at the Annual Meeting. Shareholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 7,547,441 shares of common stock outstanding.
      A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.
      Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders do not have cumulative voting rights. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, and for the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2006. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.
      Under Washington law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
      A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 11220 – 120th Avenue N.E., Kirkland, Washington 98033 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.
      The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation.
BOARD OF DIRECTORS
      The name of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of August 1, 2005, and certain other information, is set forth below:

Name of Director Nominee	Age	Position	Director Since

Keith L. Crandell(1)	45	Director	January 2002
Estelle DeMuesy(2)	45	Director	May 2005
Tim McGarvey(2)(3)	68	Director	April 2003

			Term Expires on
			the Annual
			Meeting Held in
Name	Age	Position	the Year

Donald R. Hughes(3)	44	Director	2007
Michael K. Jewell	47	Chief Executive Officer, President and Chairman of the Board of Directors	2007
Jean Reynolds(1)(3)	47	Director	2007
Ronald A. Weinstein(1)(2)	64	Director	2006

(1)	Member of the Compensation Committee

(2)	Member of the Nominating and Corporate Governance Committee

(3)	Member of the Audit Committee
      At the Annual Meeting, the shareholders will vote on the election of Mr. Tim McGarvey and Mr. Keith Crandell as Class I directors to serve until the annual meeting of shareholders in 2008 and Ms. Estelle DeMuesy as a Class II director to serve until the annual meeting of shareholders in 2006, and until their successors are elected and qualified. All directors will hold office until the annual meeting of shareholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS
      The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

Keith L. Crandell has served as a member of the Board of Directors since January 2002. Since July 1994, Mr. Crandell has served as a managing director of ARCH Venture Partners, a venture capital firm. Mr. Crandell also serves as a director of Apropos Technology, Inc., a customer relationship management software company. Mr. Crandell holds an M.B.A. from the University of Chicago, an M.S. in Chemistry from the University of Texas at Arlington, and a B.S. in Chemistry from St. Lawrence University.

Estelle DeMuesy has served as a member of the Board of Directors since May 2005. Since May 2001, Ms. DeMuesy has been catalog president of linen source and casual living at Thompson Group, a consumer direct marketing company. From October 1998 to April 2001 she served as Vice President of dELiA Corporation as manager of their direct marketing division. From 1995 to 1998, Ms. DeMuesy served as President and CEO of Storybook Heirlooms.

Donald R. Hughes has served as a member of the Board of Directors since October 2004. Mr. Hughes joined Lands’ End in October 1987 and held numerous positions, including senior staff accountant, controller, director of finance and most recently as senior vice president and chief financial officer from January 2001 until February 2004. Prior to his employment with Lands’ End, Mr. Hughes served as an auditor with Arthur Andersen & Co. Mr. Hughes earned a B.B.A. in accounting from the University of Wisconsin — Whitewater and holds a certification as a certified public accountant from the State of Wisconsin.

Tim McGarvey has served as a member of the Board of Directors since April 2003. Since January 1979, Mr. McGarvey has been the chief executive officer of Eclipse 2000, a management consulting firm. From 1975 to 1979, Mr. McGarvey was senior vice president of marketing and business development for Stanford Applied Engineering, Inc., a manufacturer of proprietary electronic products. Mr. McGarvey is the chairman of the Seattle-area Chief Executive Forum, an organization of corporate presidents and chief executive officers. Mr. McGarvey is on the board of directors Equinox Hotel Management and U.S. Advisory Board of FACT International. Mr. McGarvey holds both an M.B.A. and a B.A. in business administration from the University of Notre Dame.

Jean Reynolds has served as a member of the Board of Directors since November 2003. Since December 1998, Ms. Reynolds has been the president of Maxon Furniture, Inc., an operating company of HNI Corporation. Ms. Reynolds joined HNI Corporation in 1981, and has held numerous positions, including positions in finance, marketing, strategic planning, and sales management, including, since December 1998, service as president of BPI/ Panel Concepts, an operating company of HNI Corporation, now known as Maxon Furniture, Inc. Ms. Reynolds holds a B.A. in business administration from the University of Iowa and earned certification as a certified public accountant from the State of Iowa.

Ronald A. Weinstein has served as a member of the Board of Directors since October 1998. Since November 1992, Mr. Weinstein has served as the managing general partner of the Weinstein Family Limited Partnership, an investment partnership. Mr. Weinstein previously served on the board of directors of Great Circle Family Foods, L.L.C., a food processing company. Mr. Weinstein has also served on the board of directors of Quality Food Centers, Inc., a publicly-held grocery store retailer, until its sale in 1998, and Coinstar, Inc., a publicly-held consumer services company, until 2001.
      There are no family relationships among any of the Company’s directors or executive officers.
DIRECTOR NOMINATION
      Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the nominating and corporate governance committee (the “nominating committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board of Directors duties.
      Shareholder Nominees. The nominating committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the nominating committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the shareholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption “Shareholder Proposals for 2006 Annual Meeting” below.
      Process for Identifying and Evaluating Nominees. The nominating committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, the nominating committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the nominating committee deems appropriate, a third-party search firm. The nominating committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating committee. Based on this input, the nominating committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the shareholders, as appropriate.
      The Company has never received a proposal from a shareholder to nominate a director. Although the nominating committee has not adopted a formal policy with respect to shareholder nominees, the committee expects that the evaluation process for a shareholder nominee would be similar to the process outlined above.
      Board Nominees for the 2005 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election. One of the nominees for this Annual Meeting, Ms. DeMuesy, was elected by the Board of Directors in May 2005.
DIRECTOR COMPENSATION
      Effective upon completion of the Company’s initial public offering in October 2004, non-employee directors became entitled to receive an annual retainer of $15,000, and receive $1,000 for attending each board meeting in person, $500 for participating in each telephonic board meeting, and $500 for participating in each committee meeting. The chairperson of the audit committee receives an annual retainer of $5,000 per year and the chairperson of both the Company’s compensation committee and nominating and corporate governance committee receive an annual retainer of $2,000. Directors are reimbursed for certain expenses in connection with attending Board of Directors and committee meetings.

      Under the Company’s 2004 Equity Incentive Plan (the “2004 Plan”), any individual who becomes a non-employee director automatically receives an initial grant of options to purchase 13,246 shares of common stock upon being elected to the Board of Directors at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. Initial grants made to non-employee directors will vest at the rate of 8.33% at the end of each three-month period following the date of grant. On the day following each annual meeting of shareholders, any person who is then a non-employee director and who has been a non-employee director for at least 6 months will automatically be granted an option to purchase 3,312 shares of common stock under the 2004 Plan at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. Annual grants made to non-employee directors will vest at the rate of 25% at the end of each three month period following the date of grant.
      The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. In September 2004, Mr. Weinstein received an option to purchase 3,312 shares of common stock at an exercise price of $12.91, which vests at the rate of 25% at the end of each three month period following the date of grant. In September 2004, Messrs. Crandell and McGarvey and Ms. Reynolds each received an option to purchase 13,246 shares of common stock at an exercise price of $12.91, which vests at the rate of 8.33% at the end of each three month period following the date of grant. In October 2004, in connection with joining the Board of Directors, Mr. Hughes received an option to purchase 13,246 shares of common stock at an exercise price $16.06, which vests at the rate of 8.33% at the end of each three month period following the date of grant. In May 2005, in connection with joining the Board of Directors, Ms. DeMuesy received an option to purchase 13,246 shares of common stock at an exercise price of $13.21, which vests at the rate of 8.33% at the end of each three month period following the date of grant.
BOARD MEETINGS AND COMMITTEES
      The Company’s Board of Directors met eleven times during fiscal 2005. After every regularly scheduled Board meeting, the Board of Directors meets in an executive session of independent directors without management present. The audit committee met three times, the compensation committee met three times and action was taken via unanimous written consent once, and the nominating committee met once during fiscal 2005. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the audit or compensation attended at least 75% of the committee meetings, except Mr. Weinstein who attended two of three of the compensation committee’s meetings.
      In September 2004, Ms. Reynolds became the lead director of the Board. Her duties include, among others:

•	providing leadership to the Board complementary to the Chairman of the Board;

•	chairing regular meetings of independent directors without management present; and

•	chairing Board meetings if the Chairman of the Board is not in attendance.
      The Board has determined that the following directors are “independent” under current Nasdaq rules: Mr. Crandell, Ms. DeMuesy, Mr. Hughes, Mr. McGarvey, Ms. Reynolds and Mr. Weinstein.
      The Board of Directors has standing audit, compensation and nominating and corporate governance committees.
      Audit Committee. The audit committee consists of Mr. Hughes (chairperson), Mr. McGarvey and Ms. Reynolds. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Hughes qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the

Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent registered public accounting firm to conduct the annual audit of the Company’s accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants.
      Compensation Committee. The compensation committee consists of Ms. Reynolds (chairperson), and Messrs. Crandell and Weinstein. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company’s option and employee stock purchase plans, reviews and administers all compensation arrangements for executive officers and directors, and establishes and reviews general policies relating to the compensation and benefits of the Company’s officers and employees.
      Nominating and Corporate Governance Committee. The nominating and corporate governance committee consists of Mr. McGarvey (chairperson), Ms. DeMuesy and Mr. Weinstein, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board, providing oversight with respect to corporate governance and evaluating the Board’s performance.
      Each of the committees operate under a written charter adopted by the Board of Directors, a copy of which can be viewed in the Investor Relations section of the Company’s website at www.celebrateexpress.com. The Audit Committee Charter is also attached as Appendix A to these proxy materials.
COMMUNICATIONS WITH DIRECTORS
      Shareholders or other interested parties may communicate with any director or committee of the Board of Directors by writing to them c/o Secretary, Celebrate Express, Inc., 11220 – 120th Avenue N.E., Kirkland, Washington 98033. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating Committee.
      Although the Company does not have a formal policy regarding attendance by the members of the Board of Directors at the annual meeting of shareholders, directors are encourage to attend.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      No interlocking relationship exists, or in the past fiscal year has existed, between any member of the compensation committee and any member of any other company’s board of directors or compensation committee.
CODE OF ETHICS
      The Company has adopted a Code of Ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. A copy of the Company’s Code of Ethics is available in the Investors Relations section of the Company’s website at www.celebrateexpress.com. We will disclose any amendments to the Code of Ethics or waiver of a provision of the Code of Ethics for directors, executive officers and other senior financial officers, including the name of the individual for which such waiver was granted, on a Form 8-K filed with the SEC. The Company has adopted a whistleblower policy applicable to employees that provides for protection from retaliation or discrimination by the Company.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
      The following table sets forth information regarding ownership of the Common Stock as of August 15, 2005 or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner(1)	Beneficial Ownership(2)	Class

Five Percent Shareholders
ARCH Venture Fund IV, L.P.(3)	1,031,196
8725 Higgins Road, Suite 290
Chicago, IL 60631
Jan A. Jewell(4)	1,628,855
Kern Capital Management, LLC(5)	540,200
114 West 47th St., Suite 1926
New York, NY 10036
Named Executive Officers and Directors
Michael K. Jewell(6)	1,628,855
Travis Roberts(7)	38,840
Darin White(8)	30,633
Dina Alhadeff(9)	9,531
Lori Liddle(10)	106,445
Allen McDowell	*
Keith Crandell(11)	1,049,410
Estelle DeMuesy	*
Donald R. Hughes	*
Tim McGarvey	*
Jean Reynolds	*
Ronald A. Weinstein(12)	128,478

All executive officers and directors as a group (13 persons)(14)	3,092,679

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Celebrate Express, Inc., 11220 – 120th Avenue N.E., Kirkland, Washington 98033.

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after August 15, 2005. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(3)	Consists of 1,004,754 shares held by ARCH Venture Fund IV, L.P. and 26,442 shares held by ARCH Entrepreneurs Fund, L.P. Excludes 13,797 shares and an option to purchase shares, 4,417 of which are exercisable within 60 days of August 15, 2005, held by Keith L. Crandell who is a managing director of ARCH Venture Partners IV, L.L.C., the general partner of ARCH Venture Fund IV, L.P. and ARCH Entrepreneurs Fund, L.P.

(4)	Includes shares held individually by and jointly with Michael K. Jewell, Ms. Jewell’s spouse.

(5)	Information based solely on Form 13G filing. Robert E. Kern and David G. Kern are controlling members of Kern Capital Management, LLC and may be deemed the beneficial owner of the securities.

(6)	Includes shares held individually by and jointly with Jan A. Jewell, Mr. Jewell’s spouse.

(7)	Includes 20,447 shares subject to options exercisable within 60 days of August 15, 2005

(8)	Includes 15,547 shares subject to options exercisable within 60 days of August 15, 2005.

(9)	Includes 9,313 shares subject to options exercisable within 60 days of August 15, 2005.

(10)	Includes 104,304 shares subject to options exercisable within 60 days of August 15, 2005.

(11)	Includes shares described above in footnote (3) as well as 13,797 shares and an option to purchase shares, 4,417 of which are exercisable within 60 days of August 1, 2005, owned by Mr. Crandell. Mr. Crandell is a managing director in ARCH Venture Partners IV, L.L.C., which is the general partner of ARCH Venture Fund IV, L.P. and ARCH Entrepreneurs Fund, L.P. Mr. Crandell disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(12)	Includes 39,737 shares subject to options exercisable within 60 days of August 15, 2005 and 88,741 shares held by the Weinstein Family Limited Partnership.

(14)	Includes 193,765 shares issuable upon exercise of options exercisable within 60 days of August 15, 2005.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2005, such SEC filing requirements were satisfied, except for: (i) late filing made by Mr. Crandell who inadvertently filed a late Form 4 reporting a stock option grant received in 2004; (ii) a Form 5 filed by Ms. Dina Alhadeff in 2005 that inadvertently failed to reflect the receipt of shares under the Company’s employee stock purchase plan; and (iii) a late filing made by Mr. Roberts who inadvertently filed a late Form 4 reporting a stock option exercise.
MANAGEMENT
Executive Officers and Directors
      Set forth below is the name, age, position and a brief description of the business experience of each of the Company’s executive officers and directors as of August 1, 2005:

Name	Age	Position

Michael K. Jewell	47	Chief Executive Officer, President and Chairman of the Board of Directors
Darin L. White	33	Vice President, Finance and Secretary
Louis S. Usarzewicz	45	Executive Vice President, Operations
Travis Roberts	41	Vice President, Operations
      The description for Michael K. Jewell can be found above under “Board of Directors.”
      Darin L. White has served as vice president, finance and secretary since June of 2003. From April 2001 to June 2003, Mr. White served as the Company’s controller. From June 1999 to April 2001, Mr. White served as senior financial analyst for U.S. retail for Amazon.com, Inc., an Internet retail company. From June 1999 to June 2000, Mr. White served as a senior financial analyst for Amazon.com, Inc. From April 1998 to June 1999, Mr. White served as northwest division controller for Corporate Express, Inc., an office products supplier. From March 1997 to April 1998, Mr. White served as western region financial analyst for Corporate Express, Inc. From January 1994 to March 1997, Mr. White served as senior auditor for Deloitte & Touche LLP, a public accounting firm. Mr. White earned a B.S. in accounting from Central Washington University and holds a certified public accountant certificate.
      Louis S. Usarzewicz has served as executive vice president, operations since March 2005. Mr. Usarzewicz served as Director of Engineering and Maintenance for United States Fulfillment Operations at Amazon.com, Inc., an Internet retailer, from July 2000 to January 2005. For 1994 to 2000, Mr. Usarewicz worked in management consulting for, in succession, A.T. Kearney, World Class International, and Deltapoint, where he focused on implementation of lean manufacturing tools and techniques. From 1993 to 1994, Mr. Usarzewicz was Vice President, Engineering for the Timberland Company, a retailer of outdoor footwear and apparel. He served as a management consultant with Booz, Allen & Hamilton from 1989 to 1993, where his practice focused on operations strategy. Mr. Usarzewicz holds an M.B.A. from the Amos Tuck School at Dartmouth College, and a B.S. in Mechanical Engineering from Columbia University.
      Travis Roberts has served as vice president, operations since July 1999. From July 1998 to July 1999, Mr. Roberts served as the Company’s director of operations. From June 1997 to July 1998, Mr. Roberts served as director of operations for Pacific Rim Import Corporation, a home décor import company. From March 1987 to May 1997, Mr. Roberts served as director of distribution for the west coast distribution facility of The Sherwin-Williams Company, a paint products company. Mr. Roberts holds a B.A. in business management from the University of Nevada, Reno.
EXECUTIVE COMPENSATION
      The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by the Chief Executive Officer (the “CEO”) and the Company’s next four most highly compensated executive officers for fiscal year 2005. Collectively, together with the CEO, these are the “Named Executive Officers”.
Summary Compensation Table

					Long-Term
					Compensation
	Annual Compensation
					Securities
				Other Annual	Underlying		All Other
Name and Principal Position(s)	Year	Salary	Bonus	Compensation(1)	Options (#)		Compensation

Michael K. Jewell	2005	285,632	—	—	—		—
Chief Executive Officer,	2004	175,000	—	—	—		—
President and Chairman	2003	182,307	—	—	—		—
of the Board of Directors
Darin White	2005	131,529	—	—	—		—
Vice President, Finance	2004	111,935	—	—	4,636	(2)	—
and Secretary	2003	94,038	—	—	—		—
Travis Roberts	2005	123,050	—	—	—		—
Vice President, Operations	2004	121,731	—	—	4,636	(2)	—
	2003	118,605	—	—	—		—
Former Executive Officers
Dina Alhadeff(4)	2005	146,538	—	—	—		—
Former Vice President,	2004	50,192	—	—	29,802	(3)	—
Storybook
Lori Liddle(5)	2005	227,769	—	—	—		—
Former Chief Marketing	2004	200,000	—	—	185,431	(3)	—
and Merchandising Officer	2003	78,519	—	—	—		—
Allen L. McDowell(6)	2005	129,808	—	$20,769	43,047	(3)	—
Former Vice President,	2004
Information Technology

(1)	In accordance with the rules of the SEC, the other annual compensation described in this table does not include various perquisites and other personal benefits received by named executive officers that do not exceed, in the aggregate, the lesser of $50,000 or 10% of any such officer’s combined salary and bonus disclosed in this table.

(2)	Of the shares covered by these options, 25% of the shares vest on the date of grant and 6.25% of the total number of shares vest at the end of each quarter thereafter.

(3)	Of the shares covered by these options, 25% of the shares vest on the one-year anniversary of the vesting commencement date and 6.25% of the total number of shares vest at the end of each quarter thereafter.

(4)	Ms. Alhadeff’s employment began in January 2004 and ceased in July 2005.

(5)	Ms. Liddle’s employment ceased in July 2005.

(6)	Mr. McDowell’s employment began in August 2004 and ceased in May 2005. Other annual compensation is comprised entirely of severance pay.
Options/ Executive Officers
      The following table shows the options granted to the named executive officers during fiscal year 2005 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under two hypothetical situations: if the price of the common stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the common stock.
Options Granted In Last Fiscal Year

	Individual Grants					Potential Realizable Value
						at Assumed Annual Rate
			% of Total			of Stock Price
			Options			Appreciation for
			Granted to	Exercise		Option Term
	Options		Employees in	Price per	Expiration
Name	Granted		Fiscal Year(1)	Share	Date	5%	10%

Michael K. Jewell	—		0
Darin White	—		0
Travis Roberts	—		0
Dina Alhadeff	—		0
Lori Liddle	—		0
Allen McDowell	43,047	(2)	15%	12.91	8/6/05	$531,200	$1,174,753

(1)	The percentage of options is based upon an aggregate of 288,055 options granted during fiscal year 2005 to employees, including the named executive officers.

(2)	Of the shares covered by these options, 25% of the shares vest on the one year anniversary of the vesting commencement date and 6.25% of the total number of shares vest at the end of each quarter thereafter. 100% of these options terminated unvested upon Mr. McDowell’s cessation of employment in May 2005.

Aggregated Option Exercises And Option Values Table
      The following table shows information concerning the exercise of stock options by each of the named executive officers during fiscal 2005, and the value of all remaining exercisable and unexercisable options at May 31, 2005, on a pre-tax basis.
Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

					Value of Unexercised
			Number of Unexercised		In-the-Money Options at
	Shares		Options at May 31, 2005		May 31, 2005(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael K. Jewell	—	—	—	—	—	—
Darin White	15,000	$205,650.00	13,699	3,753	$164,388	$45,036
Travis Roberts	18,214	325,604.72	19,868	2,318	238,416	27,816
Lori Liddle	—	—	92,715	92,716	1,112,580	1,112,592
Dina Alhadeff	—	—	7,450	22,352	89,400	268,224
Allen McDowell	—	—	—	—	—	—

(1)	Based on the closing price of the common stock as reported on the Nasdaq National Market at May 31, 2005, less the exercise price, multiplied by the number of shares underlying the option.
Indemnification Agreements
      The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require us, among other things, to indemnify such officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.
Change of Control and Other Arrangements with Executive Officers
      Options to purchase 29,802 shares of common stock granted to Ms. Alhadeff, and options to purchase 185,431 shares of common stock granted to Ms. Liddle, in each case in January 2004, have provisions providing for accelerated vesting with respect to 50% of those options in the event the Company is acquired through the acquisition of our property or stock, or a liquidation, in which the majority of the Company’s stock is transferred to new shareholders.
      In May 2005, we entered into a letter agreement with Mr. McDowell concerning his departure from the Company, which provided among other things for the payment of six weeks of severance benefits based on his salary as of the severance date.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
      The compensation committee is currently composed of three members of the Board of Directors, each of whom satisfies the definition of independent director as established in the Nasdaq Stock Market qualification requirements, is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The compensation committee receives and approves each of the elements of the executive compensation program of the Company and continually assesses the effectiveness and competitiveness of the program. In addition, the compensation committee administers the stock incentive program and other key provisions of the executive compensation program and generally reviews with the Board of Directors all aspects of the compensation structure for the

Company’s Executives. Set forth below is the report of the committee regarding compensation paid to executive officers during the fiscal year ended May 31, 2005.
General Compensation Philosophy
      Our philosophy in establishing the compensation policy for our executive officers and other employees is to create a structure designed to attract and retain highly skilled individuals by establishing salaries, benefits, and incentive compensation which compare favorably with those for similar positions in other e-commerce companies. Compensation for our executive officers consists of a base salary and potential incentive compensation based on our overall performance and individual contribution to our financial success, as well as potential incentive compensation through stock options and stock ownership.
Elements of the Compensation Program
      Base Salary. The base salary for each executive officer is generally established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience and competitive salary information. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of her or his sustained performance against her or his individual job responsibilities including, where appropriate, the impact of such performance on the Company’s business results, current salary in relation to competitors’ salaries, experience and potential for advancement.
      Annual Incentive Bonuses. The compensation committee is currently studying an annual performance incentive bonus plan which would be based on achieving established corporate goals, which include revenues, gross margins and overall profitability. The committee believes the use of corporate goals establishes a direct link between the executive’s pay and our financial success. The committee expects this performance incentive bonus plan will be in place before the end of the Company’s fiscal year.
      Long-Term Incentives. We provide our executive officers, other than our chief executive officer, with long-term incentive compensation through grants of stock options, restricted stock and/or stock bonuses under our 2004 Equity Incentive Plan. The Board of Directors believes that these grants provide our executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the common stock. The Board of Directors believes that these grants directly motivate an executive to maximize long-term shareholder value. The grants also utilize vesting periods (generally four years) that encourage key executives to continue in the Company’s employ.
      We have also established an employee stock purchase plan both to encourage employees, including executive officers, to continue in the Company’s employ and to motivate employees through an ownership interest in our common stock. Under the employee stock purchase plan, a participant, including executive officers, may contribute up to 15% of his or her total earnings through payroll deductions, and the accumulated deductions will be applied to the purchase of shares on each semiannual purchase date. The purchase price per share will be equal to 85% of the fair market value per share on the start date of the offering period in which the participant is enrolled or, if lower, 85% of the fair market value per share on the semi-annual purchase date.
CEO Compensation
      The compensation committee believes that the total compensation of our chief executive officer is largely based upon the same policies and criteria used for other executive officers at comparable companies. Each year the compensation committee reviews the chief executive officer’s compensation arrangement, the individual performance for the fiscal year under review, as well as the Company’s performance. As with other executive officers, Mr. Jewell’s total compensation is based in part on our accomplishments of our corporate goals and his contribution thereto. The compensation committee also considered Mr. Jewell’s significant stock ownership in the Company when determining his compensation.

Section 162(m) Compliance
      The compensation committee and the Board of Directors have considered the potential future effects of Section 162(m) of the Code on the compensation paid to executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to executive officers for an exemption from the deductibility limitations of Section 162(m).
      In approving the amount and form of compensation for executive officers, the compensation committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).
Conclusion
      The foregoing report has been furnished by the compensation committee.

Compensation Committee

Jean Reynolds (Chairperson)
Keith L. Crandell
Ronald A. Weinstein

REPORT OF THE AUDIT COMMITTEE
      Under the guidance of a written charter adopted by the Board of Directors and enclosed with this proxy statement as Appendix A, the purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing for the compensation of the independent accountants. Each of the members of the audit committee meets the independence requirements of Nasdaq.
      Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
      In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the audit committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended May 31, 2005 with the Company’s management and the independent registered public accounting firm;

•	discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from Grant Thornton LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Grant Thornton LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2005 Annual Report on Form 10-K for the fiscal year ended May 31, 2005 filed with the Securities and Exchange Commission; and

•	instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Audit Committee

Don Hughes (Chairperson)
Tim McGarvey
Jean Reynolds
Principal Accountant Fees and Services
      The audit committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2006.
      The following table shows the fees paid or accrued by the Company for the audit and other services provided by Grant Thornton LLP and Deloitte & Touche LLP for fiscal 2005 and Deloitte & Touche LLP for fiscal 2004.

	2005	2004

Audit Fees(1)	$150,835	$102,228
Audit-Related Fees(2)	5,000	0
Tax Fees(3)	11,675	22,165
All other Fees(4)	452,907	0

Total	$620,417	$124,393

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of employee benefit plan audits.

(3)	For fiscal 2005 and 2004, respectively, tax fees principally included tax compliance fees of $10,450 and $7,000, and tax advice and tax planning fees of $1,225 and $15,165.

(4)	All other fees principally include fees associated with our initial public offering.
      The audit committee has delegated to the chair of the audit committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees, provided that the chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full audit committee at its next regular meeting.

STOCK PERFORMANCE GRAPH
      The following line graph compares, for the period commencing on October 20, 2004, the date our shares began trading, through the last trading day of our fiscal 2005, the annual percentage change in our cumulative total shareholder return on our common stock with the Nasdaq U.S. Index and the Nasdaq Retail Trade Index. The graph assumes that $100 in cash was invested in our common stock, the Nasdaq U.S. Index, and the Nasdaq Retail Trade Index on October 20, 2004 (the date our common stock began to trade publicly) and assumes reinvestment of any dividends. We have not paid any dividends on our common stock, and we do not have present plans to do so. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.
Comparison of Cumulative Total Return* Among Celebrate Express, Inc.,
the Nasdaq Stock Market (U.S.) Index and the Nasdaq Retail Trade Index

	10/20/04	10/29/04	11/30/04	12/31/04	01/31/05	02/28/05	03/31/05	04/29/05	05/31/05

Celebrate Express	100.00	109.61	116.13	122.58	138.71	122.39	126.39	91.81	77.42

Nasdaq Stock Market (US)	100.00	102.22	108.52	112.68	106.81	106.20	103.50	99.74	107.45

Nasdaq Retail Trade	100.00	103.08	108.46	111.19	107.32	107.54	109.03	104.30	113.87

*	$100 invested on October 20, 2004 in stock or index — including reinvestment of dividends. Fiscal year ending May 31, 2005.
PROPOSAL 1 — ELECTION OF DIRECTORS
      At the Annual Meeting, the shareholders will vote on the election of two Class I directors to serve until the annual meeting of shareholders in 2008 and one Class II director to serve until the annual meeting of shareholders in 2006, and until their successors are elected and qualified. The Board of Directors has unanimously nominated Mr. Crandell and Mr. McGarvey for election to the Board of Directors as Class I directors and Ms. DeMuesy for election to the Board of Directors as a Class II director. The nominees have indicated that they are willing and able to serve as directors. If Messrs. McGarvey or Crandell or Ms. DeMuesy becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than three nominees at the Annual Meeting. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.
      The Board of Directors recommends a vote “for” the election of each of its nominees.
      Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Mr. Crandell, Mr. McGarvey and Ms. DeMuesy.
PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS
      At the Annual Meeting, the shareholders will be asked to ratify the appointment of Grant Thornton LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2006. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.
      The Board of Directors recommends a vote “for” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2005.
OTHER MATTERS
      As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
      The Company’s Bylaws provide that advance notice of a shareholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is changed by more than thirty (30) days, this advance notice must be received not earlier than sixty (60) days and not more than ninety (90) days prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each shareholder’s notice must contain the information required under the Company’s Bylaws. A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.

      Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2006 annual meeting of shareholders must submit such proposals so as to be received by the Company at 11220 – 120th Avenue N.E., Kirkland, Washington 98033, on or before May 4, 2006. In addition, if the Company is not notified by July 19, 2006 of a proposal to be brought before the 2006 annual meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors

Michael K. Jewell
President and Chief Executive Officer
Kirkland, Washington
September 2, 2005
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

APPENDIX A
AUDIT COMMITTEE CHARTER
OF CELEBRATE EXPRESS, INC.
Purpose
      The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Celebrate Express, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and the effectiveness of the Company’s internal control over financial reporting. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.
Composition
      The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the applicable rules and regulations (“Regulations”) of the SEC, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
Responsibilities
      The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the shareholders.

2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Review and approve the scope of the audit work to be conducted by the independent auditor. Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

7. Review and discuss with management and the independent auditor management’s report on internal control over financial reporting, and the independent auditor’s audit of the effectiveness of the Company’s internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K for the fiscal year ended May 31, 2006 and all subsequent fiscal year ends.

8. Review the management letter delivered by the independent auditor in connection with the audit.

9. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report on Form 10-K.

10. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

11. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12. Have such direct and independent interaction with members of management, including the Company’s chief financial officer and chief accounting officer, as the Committee believes appropriate.

13. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

14. Review the scope and results of internal audits, if any.

15. Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

16. Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

17. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

18. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board. The Committee will also periodically review its own performance and report its conclusion in this regard to the Board.

19. Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

20. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

22. Review and approve all related party transactions.
Authority
      By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

ANNUAL MEETING OF SHAREHOLDERS OF
CELEBRATE EXPRESS, INC.
October 20, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF ITS NOMINEES AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.Election of Directors of the Company.

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
¡	Keith L. Crandell	Class I Director
¡	Tim McGarvey	Class I Director
¡	Estelle DeMuesy	Class II Director

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2006.	☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.
This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” election of the Directors and “FOR” proposal 2.
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CELEBRATE EXPRESS, INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Michael K. Jewell and Darin L. White as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Celebrate Express, Inc. held of record by the undersigned on August 26, 2005, at the Annual Meeting of Shareholders to be held at Celebrate Express, Inc. located at 11220 120th Avenue NE, Kirkland WA 98033, on October 20, 2005, at 10:00 a.m. local time, or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)